Income Advantage
Supplement to the Prospectus
April 30, 2001

Effective May 1, 2001, The Universal Institutional Funds, Inc. Global Equity Portfolio has changed its name to Global Value Equity Portfolio.

EFIA-01-01 May 18, 2001
1.745942.101